UNITED STATES
SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): October 28, 2004

MEMC Electronic Materials, Inc. (Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of Incorporation)	001-13828 (Commission File Number)	56-1505767 (I.R.S. Employer Identification Number)

501 Pearl Drive (City of O'Fallon) St. Peters, Missouri, 63376 (Address of principal executive offices)		63376 (Zip Code)

(636) 474-5000 (Registrant's telephone number, including area code)

_____________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Conditions

On October 28, 2004, MEMC Electronic Materials, Inc. ("MEMC") issued a press release reporting its financial results for the period ending September 30, 2004. A copy of the press release is attached as Exhibit 99.1 and incorporated herein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 28, 2004	MEMC ELECTRONIC MATERIALS, INC.
By: /s/ Thomas E. Linnen Name: Thomas E. Linnen Title: Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS
Exhibit Number	Description

99.1	Press Release issued by MEMC Electronic Materials, Inc. dated October 28, 2004.